LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 26, 2014

TO THE PROSPECTUS OF CLEARBRIDGE MID CAP GROWTH FUND

DATED MARCH 1, 2014

Effective immediately, Appendix A to the fund’s Prospectus is replaced with the following:

The subadviser has managed accounts with an investment strategy and policies substantially similar to the investment strategy and policies of the fund, one for the period from January 1, 2008 until September 30, 2008 and one since October 1, 2008 (the “Accounts”). An investment vehicle managed by the subadviser invests in the Accounts. A deferred compensation plan of ClearBridge for its knowledgeable employees invests in this investment vehicle.

The investment performance of the Accounts, together with the fund (the “Composite”) is summarized below. The performance of the Composite is compared against the Russell Midcap Growth Index, which is the benchmark for both the fund and the Composite. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe.

The gross and net of fee performance data reflect the reinvestment of dividends and other earnings. Gross of fee performance does not reflect deductions of advisory fees, transaction costs, sales charges or other expenses. Net of fee performance is net of annual advisory fees of 0.90% from January 1, 2008 to December 31, 2010 and 0.80% since January 1, 2011 and after transaction costs. The gross and net of fee performance has not been adjusted to reflect any fees that are payable by the fund, which may be higher than the fees imposed on the Composite, and which would reduce the returns of the fund. Investors should not rely on the performance data of the Composite as an indication of future performance of the fund. The performance information set forth below does not represent the performance of the fund.

The composite

	Performance Gross of Fees (%)	Performance Net of Fees (%)	Russell Midcap Growth Index (%)
Calendar Year Returns:
2013	38.85	37.77	35.74
2012	20.78	19.83	15.81
2011	3.71	2.89	(1.65)
2010	27.24	26.12	26.38
2009	44.88	43.63	46.29
2008	(23.79)	(24.49)	(44.32)

Annualized Returns as of 12/31/13:
1 Year	38.85	37.77	35.74
3 Year	20.26	19.32	15.63
5 Year	26.24	25.21	23.37
Since Inception (1/1/08)	16.05	15.09	8.05

Note: Initially, the Composite was comprised of one Account, which ended due to the bankruptcy of the prime broker. This Account was removed from the Composite on September 30, 2008, and another Account managed by the subadviser invested in the strategy as of October 1, 2008, when it was added to the Composite. Entities controlled by the subadviser or portfolio manager invest in the strategy. The Accounts included in the Composite were valued by third party pricing services throughout the period.

The above performance data are provided solely to illustrate the subadviser’s experience in managing an investment strategy substantially similar to that of the fund. Investors should not rely on this information as an indication of actual or future performance of the fund. The data presented above represent past performance and do not guarantee future results. Performance results fluctuate, and there can be no assurance that objectives will always be achieved. Other methods of computing returns may produce different results, and the results for different periods will vary. Investors’ principal may be at risk under market conditions. The value of an investment upon withdrawal may be worth more or less than its original cost.

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Please retain this supplement for future reference.

CBAX106903

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